UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2008

000-51379
(Commission File Number)

______________________________

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	51-0539830
(State of Incorporation)	(IRS Employer
Identification No.)

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2008, China Medicine Corporation (the “Company”) held a conference call open to the public in order to discuss with the public its financial results for the quarter and year ended December 31, 2007. A transcript of the conference call is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of conference call held March 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By: /s/ Senshan Yang
Name: Senshan Yang
Title:  Chief Executive Officer

Date:   March 31, 2008